SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007
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NETWORK CN INC.
(Exact Name of Registrant as Specified in Charter)
___________________

State of Delaware (State or Other Jurisdiction of Incorporation)	000-30264 (Commission File Number)	11-3177042 (I.R.S. Employer Identification No.)

21/F, Chinachem Century Tower
178 Gloucester Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)

(852) 2833-2186
(Registrant’s telephone number, including area code)

□ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2007, Network CN Inc. (the “Company”), Shanghai Quo Advertising Company Limited, a limited liability company and subsidiary of the Company (“Quo”) and the Designated Holders (as defined in the Purchase Agreement), entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with affiliated investment funds of Och-Ziff Capital Management Group (the “Investors”). Pursuant to the Purchase Agreement, the Company agreed to issue 3% Senior Secured Convertible Notes due June 30, 2011 in the aggregate principal amount of up to US$50,000,000 (the “Convertible Notes”) and warrants to acquire an aggregate amount of 34,285,715 shares of Common Stock of the Company (the “Warrants”).  The Convertible Notes and Warrants are issuable in three tranches, with Convertible Notes in the aggregate principal amount of US$6,000,000, Warrants exercisable for 2,400,000 shares at $2.50 per share and Warrants exercisable for 1,714,285 shares at $3.50 per share, to be issued in the first tranche, Convertible Notes in the aggregate principal amount of US$9,000,000, Warrants exercisable for 3,600,000 shares at $2.50 per share and Warrants exercisable for 2,571,430 shares at $3.50 per share to be issued in the second tranche, and Convertible Notes in the aggregate principal amount of US$35,000,000, Warrants exercisable for 14,000,000 shares at $2.50 per share and Warrants exercisable for 10,000,000 shares at $3.50 per share to be issued in the third tranche, in each case, subject to the satisfaction or waiver of certain conditions of closing described in the Purchase Agreement.  Forms of the Purchase Agreement, the Convertible Notes, and the Warrants are attached hereto as Exhibits 99.1-99.3.

The Convertible Notes will bear interest at 3% per annum payable semi-annually in arrears and mature on June 30, 2011. The Convertible Notes are convertible into shares of Common Stock at an initial conversion price of $1.65 per share, subject to customary anti-dilution adjustments.  In addition, the conversion price will be adjusted downward on an annual basis if the Company should fail to meet certain annual earnings per share (“EPS”) targets described in the Convertible Notes. In the event of a default, or if the Company’s actual EPS for any fiscal year is less than 80% of the respective EPS target, certain of the Investors may require the Company to redeem the Convertible Notes at 100% of the principal amount, plus any accrued and unpaid interest, plus an amount representing a 20% internal rate of return on the then outstanding principal amount. The Warrants grant the holders the right to acquire shares of Common Stock at $2.50 and $3.50 per share, subject to customary anti-dilution adjustments. The exercise price of the Warrants will also be adjusted downward whenever the conversion price of the Convertible Notes is adjusted downward in accordance with the provisions of the Convertible Notes.

As a condition to the third closing, the Company will enter into various security agreements with certain of the Investors which will grant a first priority security interest in certain assets of the Company and its subsidiaries in favor of certain of the Investors.

In connection with the Purchase Agreement, the Company and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to register the shares of Common Stock issuable to the Investors, as applicable, upon the conversion of the Convertible Notes (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) on a shelf registration statement on Form S-3 or such other form of registration statement available to the Company. The Company has also agreed to file additional registration statements under certain circumstances. The Registration Rights Agreement also provides for the payment of partial liquidated damages to the Investors under certain circumstances including the failure by the Company to file or obtain or maintain the effectiveness of the shelf registration statement as required under the Registration Rights Agreement. The Investors were also granted piggy-back registration rights pursuant to the Registration Rights Agreement. The registration rights granted under the Registration Rights Agreement are subject to customary exceptions and qualifications and compliance with certain registration procedures. A copy of the Registration Rights Agreement is attached hereto as Exhibit 99.4.

The foregoing descriptions do not purport to be a complete description of the terms of the documents, and this description is qualified in its entirety by the terms of the definitive documents or forms thereof which are attached as exhibits to this Current Report on Form 8-K, and which are incorporated by reference.

A press release dated November 26, 2007 describing the completion of the refinancing transaction is attached to this Form 8-K as Exhibit 99.5.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the issuance and terms of the Convertible Notes and the Warrants and the entering into of the related security arrangements under the security documents is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The description of the issuance and terms of the Convertible Notes and the Warrants and the entering into of the related arrangement and agreements is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 3.02.

The issuance of the Convertible Notes and the Warrants was done in reliance on Regulation S of the Securities Act of 1933, as amended. As discussed above, the Conversion Shares and the Warrant Shares are entitled to certain registration rights pursuant to the Registration Rights Agreement.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Number	Exhibit
99.1	Purchase Agreement, dated November 19, 2007, among the Company, Quo, the Designated Holders and the Investors
99.2	Form of Convertible Note
99.3	Form of Warrant
99.4	Registration Rights Agreement, dated November 19, 2007, between the Company and the Investors
99.5	Press release of the Company dated November 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007

NETWORK CN INC.
(Registrant)

By:   /s/ Daley Mok
Name:   Daley Mok
Title:   Chief Financial Officer and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Purchase Agreement, dated November 19, 2007, among the Company, Quo, the Designated Holders and the Investors
99.2	Form of Convertible Note
99.3	Form of Warrant
99.4	Registration Rights Agreement, dated November 19, 2007, between the Company and the Investors
99.5	Press release of the Company dated November 26, 2007